UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 3, 2006
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                                 NVE Corporation
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             (Exact name of registrant as specified in its charter)

         Minnesota                     000-12196                 41-1424202
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


11409 Valley View Road, Eden Prairie, Minnesota                        55344
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    (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code  (952) 829-9217
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        (Former name or former address, if changed since last report)

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[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
    Furnished as Exhibit 99 is a press release of NVE Corporation reporting results for the quarter and fiscal year ended March 31, 2006.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NVE CORPORATION
                                             (Registrant)


Date  May 3, 2006                         /s/ Daniel A. Baker
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                                          By: Daniel A. Baker
                                          President and Chief Executive Officer

                                 INDEX TO EXHIBITS

   Exhibit                          Description
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     99 Press release of NVE Corporation dated May 3, 2006 reporting results for the quarter and fiscal year ended March 31, 2006